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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                _____________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                               March 11, 1996

                                _____________

                                U. S. BANCORP
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   Oregon
               (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   0-3505
                            (COMMISSION FILE NO.)

                                 93-0571730
                      (IRS EMPLOYER IDENTIFICATION NO.)

               111 S.W. Fifth Avenue
               Portland, Oregon                           97204
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

             Registrant's telephone number, including area code:
                               (503) 275-6111



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ITEM 5.  OTHER EVENTS.

          On March 11, 1996, the U. S. Bancorp board of directors announced
U. S. Bancorp's intention to account for its pending acquisition of California Bancshares, Inc., as a purchase rather than a pooling of interests. A copy of the press release reflecting the announcement is filed as an exhibit to this report and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          U. S. Bancorp's press release dated March 11, 1996, is filed as an exhibit to this report.


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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              U. S. Bancorp
                              (Registrant)


                              By /s/ Steven P. Erwin
                                 Steven P. Erwin
                                 Executive Vice President and
                                 Chief Financial Officer

Dated:  March 11, 1996
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                              INDEX TO EXHIBITS



99             Press release dated March 11, 1996
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